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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in the Registration Statement of the Seasons Select II Variable Annuity on Form N-4 for FS Variable Annuity Account Five of First SunAmerica Life Insurance Company, of our report dated April 17, 2006, relating to the financial statements of First SunAmerica Life Insurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005. We also consent to the incorporation by reference of our report dated August 18, 2005, relating to the financial statements of FS Variable Annuity Account Five at April 30, 2005, and for each of the two years in the period ended April 30, 2005, in such Registration Statement. We also consent to the incorporation by reference of our report dated March 16, 2006, relating to the financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2005, in such Registration Statement. We also consent to the use of our report dated April 27, 2006, relating to the statutory statements of admitted assets and liabilities, capital and surplus of American Home Assurance Company as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus, and of cash flow for the years then ended, in such Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



PricewaterhouseCoopers LLP
Los Angeles, California
May 1, 2006